                                                                        EX. 10.3

     THIS OPTION AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER STATE OR FEDERAL SECURITIES LAWS. THIS OPTION MAY NOT BE TRANSFERRED EXCEPT BY WILL OR UNDER THE LAWS OF DESCENT AND DISTRIBUTION. THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF MAY NOT BE OFFERED OR SOLD, PLEDGED (EXCEPT A PLEDGE PURSUANT TO THE TERMS OF WHICH ANY OFFER OR SALE UPON FORECLOSURE WOULD BE MADE IN A MANNER THAT WOULD NOT VIOLATE THE REGISTRATION PROVISIONS OF FEDERAL OR STATE SECURITIES LAWS) OR OTHERWISE DISTRIBUTED FOR VALUE, NOR MAY THE SHARES OF COMMON STOCK ISSUED UPON EXERCISE HEREOF BE TRANSFERRED ON THE BOOKS OF THE COMPANY, WITHOUT AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL FOR THE COMPANY, THAT NO VIOLATION OF SAID REGISTRATION PROVISIONS WOULD RESULT THEREFROM.


                           GLOBALTEL RESOURCES, INC.
                             1996 STOCK OPTION PLAN

                                 NON-QUALIFIED
                             STOCK OPTION AGREEMENT
                             ----------------------

     THIS STOCK OPTION AGREEMENT (this "Agreement") is entered into as of the _____ day of __________, 1996 ("Date of Grant"), by and between GlobalTel Resources, Inc., a Washington corporation (the "Company") and
____________________ (the "Optionee").

     A.  Grant of Option.  Subject to the terms and conditions hereof and the
         ---------------
Company's 1996 Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee the right and option (the "Option") to purchase up to ___________________ (_______) shares of (the "Shares") of common stock, $0.01 par value, of the Company, at a price per share of $__________ (the "Exercise Price"). This Option is intended not to qualify as an Incentive Stock Option
                                  ---
for purposes of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). In the case of any stock split, stock dividend or like change in the nature of shares granted by this Agreement occurring after the date hereof, the number of shares and option price shall be proportionately adjusted as set forth in Section 5(m) of the Plan. On the Date of Grant twenty-five percent (25%) of the Option shall be vested and become exercisable, the following portion of the Option shall be vested and become exercisable according to the following schedule:

                     Number of Years      Percentage of Total
                 Following Date of Grant     Option Vested
                 -----------------------  -------------------

                           1                     50%
                           2                     75%
                           3                     100%

          B.  Termination of Option.  The vested portion of the Option shall
              ---------------------
terminate, to the extent not previously exercised, ten (10) years from the Date of Grant or earlier in accordance with Sections 5(g), 5(k) and 5(m) of the Plan. The unvested portion of the Option shall terminate immediately upon the Optionee's termination of employment for any reason whatsoever.

          C.  Non-Transferable.  This Option may not be transferred, assigned,
              ----------------
pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, this Option shall thereupon terminate and become null and void.

          D.  Investment Intent.  By accepting the Option, the Optionee
              -----------------
represents and agrees for himself and all persons who acquire rights in the Option through the Optionee, that none of the Shares purchased upon exercise of the Option will be distributed in violation of applicable federal and state laws and regulations. If requested by the Company, the Optionee shall furnish evidence satisfactory to the Company (including a written and signed representation letter and a consent to be bound by all transfer restrictions imposed by applicable law, legend condition or otherwise) to that effect, prior to delivery of the purchased Shares.

          E.  Exercise.  Subject to Sections 1 and 2 hereof and the Plan, this
              --------
Option may be exercised in whole or in part by means of a written notice of exercise signed and delivered by the Optionee (or, in the case of exercise after death of the Optionee by the executor, administrator, heir or legatee of the Optionee as the case may be) to the Company at the address set forth herein for notices to the Company. Such notice (a) shall state the number of Shares to be purchased and the date of exercise, and (b) shall be accompanied by payment of the full exercise price. Payment of the exercise price may be by personal check or by any other means approved by the Plan Administrator.

          F.  Withholding.  Prior to delivery of any Shares purchased upon
              -----------
exercise of this Option, the Company shall determine the amount of any United States federal and state income tax, if any, which is required to be withheld under applicable law and shall, as a condition of exercise of this Option and delivery of certificates representing the Shares purchased upon exercise of the Option, collect from the Optionee the amount of any such tax to the extent not previously withheld.

          G.  Rights of the Optionee.  Neither this Option, the execution of
              ----------------------
this Agreement nor the exercise of any portion of this Option shall confer upon the Optionee any right to, or guarantee of, continued employment by the Company, or in any way limit the right of the Company to terminate employment of the Optionee at any time, subject to the terms of any employment agreements between the Company and the Optionee.

          H.  Professional Advice.  The acceptance and exercise of the Option
              -------------------
may have consequences under federal and state tax and securities laws which may vary depending upon the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he has been advised to consult his personal legal and tax advisor in connection with this Agreement and his dealings with respect to the Option. Without limiting other matters to be considered, the Optionee should consider whether upon exercise of the Option, the Optionee will file an election with the Internal Revenue Service pursuant to Section 83(b) of the Code.

          I.  Agreement Subject to Plan.  The Option and this Agreement are
              -------------------------
subject to the terms and conditions set forth in the Plan and in any amendments to the Plan existing now or in the future, which terms and conditions are incorporated herein by reference. A copy of the Plan previously has been delivered to the Optionee. Should any conflict exist between the provisions of the Plan and those of this Agreement, those of the Plan shall govern and control. This Agreement and the Plan compromise the entire understanding between the Company and the Optionee with respect to the Option.

          J.  Stock Restriction Agreement.  The Company may require at
              ---------------------------
the time of grant of this Option or at any time prior to its exercise, in whole or in part, that the Optionee agree that Shares issuable upon exercise hereof are subject to a right of first refusal for the benefit of the Company and subject to repurchase by the Company, at its option, upon termination of employment, death, disability or upon the involuntary transfer of such Shares. The terms of such right of first refusal and options to purchase may be set forth in a separate document.

          K.  Governing Law.  This Agreement shall be governed by, and construed
              -------------
in accordance with, the laws of the state of Washington without regard to its conflict of laws principles to the contrary, and shall bind and inure to the benefit of the heirs, executors, personal representatives, successors and permitted assigns of the parties hereto.

          L.  Notices.  Any notice required or permitted to be made or given
              -------
hereunder shall be mailed via certified or registered mail or delivered personally to the addresses set forth below, or as changed from time to time by written notice to the other:

                   Company:      GlobalTel Resources, Inc.
                                 1520 Eastlake Avenue East
                                 Seattle, WA 98102
                                 Attention: Craig R. Palmer

                   Optionee:
                                 -------------------------
                                 -------------------------
                                 -------------------------
                                 -------------------------

Notices and other communications shall be deemed received and effective upon the earlier of (i) hand delivery to the recipient, or (ii) five (5) days after being mailed by certified or registered mail, postage prepaid, return receipt requested.

                 IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

GLOBALTEL RESOURCES, INC.                      OPTIONEE:



By
   ----------------------------                ---------------------------
   Its
       ------------------------

          By his or her signature below, the spouse of the Optionee, if such Optionee is married as of the date of his or her execution of this Agreement, acknowledges that he or she has read this Agreement and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of such Agreement and the Plan.


                                            ------------------------------
                                            Spouse's Signature


                                            ------------------------------
                                            Print Name

                                            Dated:
                                                  ------------------------

          By his or her signature below, the Optionee represents that he or she is not married as of the date of execution of this Agreement.


                                            ------------------------------
                                            Optionee's Signature


                                            Dated:
                                                  ------------------------